SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        5/25/02


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2002-J3 (Exact name of registrant as specified in its charter)


Delaware          			  333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On May 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated         5/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D        5/25/02


GMACM Mortgage Pass-Through Certificates
  Series 2002-J3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:      May 25, 2002

DISTRIBUTION SUMMARY
       Original	 	Beginning         Interest
Class	 Balance		 Balance          Distribution
A-1	 5,717,000.00	4,607,231.08	23,036.16
A-2	 82,481,000.00	81,576,207.69	407,881.04
A-3	 23,000,000.00	23,000,000.00	115,000.00
A-4	 18,750,000.00	18,750,000.00	97,109.37
A-5	 50,000,000.00	50,000,000.00	218,750.00
A-6	 18,750,000.00	18,750,000.00	40,390.62
A-7	 21,731,000.00	21,731,000.00	108,655.00
A-8	 16,000,000.00	16,000,000.00	80,000.00
A-9	 28,584,000.00	28,486,040.25	142,430.20
PO	 246,657.62		245,777.61		0.00
IO	 242,355,182.00	240,256,536.00	74,629.75
M-1	 1,751,000.00	1,744,999.18	8,725.00
M-2	 625,000.00		622,858.07		3,114.29
M-3	 375,000.00		373,714.84		1,868.57
B-1	 250,000.00		249,143.23		1,245.72
B-2	 250,000.00		249,143.23		1,245.72
B-3	 250,210.00		249,352.51		1,246.76
R-I	 50.00		0.00			457.62
R-II	 50.00		0.00			0.00
Total	 250,010,967.62	247,885,467.69	1,325,785.82

	Principal 		P-T Rate		Ending Balance
Class	Distribution
A-1	1,094,873.90	6			3,512,357.18
A-2	894,218.06		6			80,681,989.63
A-3	0.00			6			23,000,000.00
A-4	0.00			5.65			18,750,000.00
A-5	0.00			5.25			50,000,000.00
A-6	0.00			2.35			18,750,000.00
A-7	0.00			6			21,731,000.00
A-8	0.00			6			16,000,000.00
A-9	98,608.23		6			28,387,432.02
PO	883.91		0			244,893.69
IO	0.00			0.37275		238,182,838.87
M-1	6,040.55		6			1,738,958.63
M-2	2,156.11		6			620,701.97
M-3	1,293.66		6			372,421.18
B-1	862.44		6			248,280.79
B-2	862.44		6			248,280.79
B-3	863.17		6			248,489.34
R-I	0.00			6			0.00
R-II	0.00			6			0.00
Total	2,100,662.47 				245,784,805.22

Amounts Per 1000
Class	Cusip		Prin		Int		End Bal
A-1	36185NRW2	191.5119636	4.029413219	614.3706803
A-2	36185NRX0	10.84150366	4.945151471	978.1887905
A-3	36185NRY8	0		5		1000
A-4	36185NRZ5	0		5.179166667	1000
A-5	36185NSA9	0		4.375		1000
A-6	36185NSB7	0		2.154166667	1000
A-7	36185NSC5	0		5		1000
A-8	36185NSD3	0		5		1000
A-9	36185NSE1	3.449770121	4.982864583	993.1231465
PO	36185NSF8	3.583557916	0		992.8486882
IO	36185NSG6	0		0.307935438	982.7841802
M-1	36185NSK7	3.449770121	4.982864583	993.1231465
M-2	36185NSL5	3.449770121	4.982864583	993.1231465
M-3	36185NSM3	3.449770121	4.982864583	993.1231465
B-1	36185NSR2	3.449770121	4.982864583	993.1231465
B-2	36185NSS0	3.449770121	4.982864583	993.1231465
B-3	36185NST8	3.449770121	4.982864583	993.1231465
R-I	36185NSH4	0		9152.408955	0
R-II	36185NSJ0	0		0		0
Total			8.50162675	5.349476516	991.4983733




        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2002-J3


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA